UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 13, 2010
PARKER DRILLING COMPANY
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-7573 (Commission File Number)	73-0618660 (I.R.S. Employer Identification No.)
5 Greenway Plaza, Suite 100, Houston, Texas
(Address of principal executive offices)
77046
(Zip Code)
Registrant’s telephone number, including area code: (281) 406-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD.
SIGNATURE

Item 7.01 Regulation FD.
     Parker Drilling Arctic Operating, Inc., a wholly-owned subsidiary of Parker Drilling Company (the “Company”), and its customer, BP Exploration (Alaska), Inc., have determined that the construction progress on Rigs 272 and 273 is not likely to result in the rigs being in the desired condition to meet the 2010 summer sealift schedule. The companies have therefore decided that it will be necessary to revise the construction and delivery schedule and are currently in discussions to agree on the necessary revisions. The Company currently expects the revised delivery schedule to include a delivery date in the third quarter of 2011, with operations commencing sometime later in the year.
     Rigs 272 and 273, under construction in Vancouver, Washington, are new-technology, high-efficiency land rigs designed to operate in the Alaskan environment.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKER DRILLING COMPANY
Dated: April 13, 2010	By:	/s/ W. Kirk Brassfield
W. Kirk Brassfield
Senior Vice President and Chief Financial Officer